PROSPECTUS                                                          [LOGO]
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                                14,700,000 SHARES
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                      COMMON SHARES OF BENEFICIAL INTEREST
                                $15.00 PER SHARE
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     BlackRock Municipal 2018 Term Trust is offering 14,700,000 common shares of beneficial interest.

     Investment Objectives. BlackRock Municipal 2018 Term Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. The Trust's investment objectives are:

o    to provide current income that is exempt from regular Federal income tax;
     and

o to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018.

     PORTFOLIO CONTENTS. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average maturity of approximately 17 years under current market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten as the remaining term of the Trust shortens. The Trust cannot ensure that it will achieve its investment objectives.

     TERM TRUST. The Trust seeks to return $15 per common share to common shareholders on or about December 31, 2018 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for Federal income tax purposes. No assurance can be given that the Trust will achieve its investment objectives.

     NO PRIOR HISTORY. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol "BPK".

     PREFERRED SHARES. Within approximately one to three months after completion of this offering of common shares, the Trust intends to offer preferred shares representing approximately 38% of the Trust's total net assets immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Trust's total net assets will actually be issued. The use of preferred shares to leverage the common shares can create risks.

     INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 16 OF THIS PROSPECTUS.
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                                                       PER SHARE          TOTAL
                                                       -------            ----
Public offering price ...........................    $    15.00   $220,500,000
Sales load ......................................    $     .675   $  9,922,500
Proceeds, before expenses, to the Trust .........    $   14.325   $210,577,500

     The underwriters may also purchase up to an additional 2,205,000 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about October 30, 2001.

                                ----------------

MERRILL LYNCH & CO.                                       SALOMON SMITH BARNEY
                                ----------------
A.G. EDWARDS & SONS, INC.                                 PRUDENTIAL SECURITIES
GRUNTAL & CO., L.L.C.                         J.J.B. HILLIARD, W.L. LYONS, INC.
                                                          A PNC COMPANY
LEGG MASON WOOD WALKER,         QUICK & REILLY, INC.              RAYMOND JAMES
   INCORPORATED
TUCKER ANTHONY SUTRO                                WELLS FARGO VAN KASPER, LLC
CAPITAL MARKETS
                               -----------------

                The date of this prospectus is October 25, 2001.

     You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated October 25, 2001, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 35 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           -----
Prospectus Summary ........................................................    4
Summary of Trust Expenses .................................................   10
The Trust .................................................................   11
Use of Proceeds ...........................................................   11
The Trust's Investments ...................................................   11
Preferred Shares and Leverage .............................................   15
Risks .....................................................................   16
How the Trust Manages Risk ................................................   19
Management of the Trust ...................................................   20
Net Asset Value ...........................................................   23
Distributions .............................................................   24
Dividend Reinvestment Plan ................................................   24
Description of Shares .....................................................   25
Certain Provisions in the Agreement and Declaration of Trust ..............   27
Closed-End Trust Structure ................................................   29
Repurchase of Shares ......................................................   29
Tax Matters ...............................................................   30
Underwriting ..............................................................   32
Custodian and Transfer Agent ..............................................   34
Legal Opinions ............................................................   34
Table of Contents for the Statement of Additional Information .............   35

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     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

     Until November 19, 2001 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

     THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE TRUST............................. BlackRock Municipal 2018 Term Trust is a newly organized, diversified, closed-end management
                                       investment company. The Trust will distribute
                                       substantially all of its net assets on or about
                                       December 31, 2018, when the Trust will terminate.
                                       Throughout the prospectus, we refer to BlackRock
                                       Municipal 2018 Term Trust simply as the "Trust" or
                                       as "we," "us" or "our." See "The Trust."

THE OFFERING.......................... The Trust is offering 14,700,000 common shares of beneficial interest at $15.00 per share through a
                                       group of underwriters (the "Underwriters") led by
                                       Merrill Lynch, Pierce, Fenner &Smith Incorporated
                                       and Salomon Smith Barney Inc. The common shares of
                                       beneficial interest are called "common shares" in
                                       the rest of this prospectus. You must purchase at
                                       least 100 common shares ($1,500) in order to
                                       participate in this offering. The Trust has given
                                       the Underwriters an option to purchase up to
                                       2,205,000 additional common shares to cover orders
                                       in excess of 14,700,000 common shares. BlackRock
                                       Advisors, Inc. has agreed to pay organizational
                                       expenses and offering costs (other than sales
                                       load) that exceed $0.03 per share. See
                                       "Underwriting."

INVESTMENT OBJECTIVES................. The Trust's investment objectives are to provide current income exempt from regular Federal income
                                       tax and to return $15 per common share (the
                                       initial offering price per common share) to
                                       holders of common shares on or about December 31,
                                       2018. No assurance can be given that the Trust
                                       will achieve its investment objectives.

 INVESTMENT POLICIES...................The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular
                                       Federal income tax. The Trust will invest in
                                       municipal bonds that, in the opinion of BlackRock
                                       Advisors, Inc. ("BlackRock Advisors" or the
                                       "Advisor") and BlackRock Financial Management,
                                       Inc. ("BlackRock Financial Management" or the
                                       "Sub-Advisor") are underrated or undervalued.
                                       Underrated municipal bonds are those whose ratings
                                       do not, in the Advisor's or Sub-Advisor's opinion,
                                       reflect their true creditworthiness. Undervalued
                                       municipal bonds are bonds that, in the Advisor's
                                       or Sub-Advisor's opinion, are worth more than the
                                       value assigned to them in the marketplace. Under
                                       normal market conditions, the Trust expects to be
                                       fully invested in these tax-exempt municipal
                                       bonds. The Trust will invest at least 80% of its
                                       total assets in municipal bonds that at the time
                                       of investment are investment grade quality.
                                       Investment grade quality bonds are bonds rated
                                       within the four highest grades (Baa or BBB or
                                       better by Moody's, S&P or Fitch) or bonds that are
                                       unrated but judged to be of comparable quality by
                                       the Advisor and the Sub-Advisor. The Trust may
                                       invest up to 20% of its total assets in municipal
                                       bonds that at the time of investment are


                                       rated Ba/BB or B by Moody's, S&P or Fitch or bonds
                                       that are unrated but judged to be of comparable
                                       quality by the Advisor and the Sub-Advisor. Bonds
                                       of below investment grade quality are regarded as
                                       having predominately speculative characteristics
                                       with respect to the issuer's capacity to pay
                                       interest and repay principal, and are commonly
                                       referred to as "junk bonds." The Trust intends to
                                       actively manage the maturity of its bonds and
                                       expects bonds in its portfolio to have an initial
                                       dollar weighted average maturity of approximately
                                       17 years under current market conditions. Over
                                       time, the dollar weighted average maturity of the
                                       Trust's Portfolio is expected to shorten as the
                                       remaining term of the Trust shortens. See "The
                                       Trust's Investments."

                                       The Trust seeks to return $15 per common share to
                                       holders of common shares on or about December 31,
                                       2018 (when the Trust will terminate) by actively
                                       managing its portfolio of tax-exempt municipal
                                       obligations which will have an average final
                                       maturity on or about such date and by retaining
                                       each year a portion of its net investment income,
                                       but continuing to maintain its status as a
                                       regulated investment company for Federal income
                                       tax purposes.

SPECIAL TAX CONSIDERATIONS.............While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they
                                       may be subject to the Federal alternative minimum
                                       tax in certain circumstances. Distributions of any
                                       capital gain or other taxable income will be
                                       taxable to shareholders. The Trust may not be a
                                       suitable investment for investors subject to the
                                       Federal alternative minimum tax or who would
                                       become subject to such tax by investing in the
                                       Trust. See "Tax Matters."

PROPOSED OFFERING OF PREFERRED
SHARES.................................Approximately one to three months after completion of this offering of the common shares (subject to
                                       market conditions), the Trust intends to offer
                                       preferred shares of beneficial interest
                                       ("Preferred Shares") that will represent
                                       approximately 38% of the Trust's total net assets
                                       after their issuance. The issuance of Preferred
                                       Shares will leverage the common shares. Leverage
                                       involves greater risks. The Trust's leveraging
                                       strategy may not be successful. See
                                       "Risks--Leverage Risk." The money the Trust
                                       obtains by selling the Preferred Shares is
                                       expected to be invested in long-term municipal
                                       bonds that will generally pay fixed rates of
                                       interest over the life of the bonds.

                                       The Preferred Shares will pay adjustable rate
                                       dividends based on shorter-term interest rates.
                                       The adjustment period could be as short as a day
                                       or as long as a year or more. If the rate of
                                       return, after the payment of applicable expenses
                                       of the Trust, on the long-term bonds purchased by
                                       the Trust is greater than the dividends paid by
                                       the Trust on the Preferred Shares, the Trust will
                                       generate more income by investing the proceeds of
                                       the Preferred Shares than it will need to pay
                                       dividends on the Preferred Shares. If so, the
                                       excess income may be used to pay higher dividends
                                       to holders of common shares.


                                       However, the Trust cannot assure you that the
                                       issuance of Preferred Shares will result in a
                                       higher yield on the common shares. Once
                                       Preferred Shares are issued, the net asset
                                       value and market price of the common shares
                                       and the yield to holders of common shares
                                       will be more volatile. See "Preferred Shares
                                       and Leverage" and "Description of
                                       Shares--Preferred Shares."

INVESTMENT ADVISOR.....................BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors'
                                       affiliate, BlackRock Financial Management,
                                       will provide certain day-to-day investment
                                       management services to the Trust. Throughout
                                       the prospectus, we sometimes refer to
                                       BlackRock Advisors and BlackRock Financial
                                       Management collectively as "BlackRock."
                                       BlackRock Advisors will receive an annual
                                       fee, payable monthly, in a maximum amount
                                       equal to 0.40% of the average weekly value of
                                       the Trust's Managed Assets. "Managed Assets"
                                       means the total assets of the Trust
                                       (including any assets attributable to any
                                       Preferred Shares that may be outstanding)
                                       minus the sum of accrued liabilities (other
                                       than debt representing financial leverage).
                                       The liquidation preference of the Preferred
                                       Shares is not a liability. See "Management of
                                       the Trust."

DISTRIBUTIONS..........................The Trust intends to distribute monthly all or a portion of its net investment income to
                                       holders of common shares. We expect to
                                       declare the initial monthly dividend on the
                                       Trust's common shares approximately 45 days
                                       after completion of this offering and to pay
                                       that initial monthly dividend approximately
                                       60 to 90 days after completion of this
                                       offering. Unless an election is made to
                                       receive dividends in cash, shareholders will
                                       automatically have all dividends and
                                       distributions reinvested in common shares by
                                       purchasing common shares in the open market
                                       through the Trust's Dividend Reinvestment
                                       Plan. See "Dividend Reinvestment Plan."

                                       The Trust currently intends to retain, until
                                       the final liquidating distribution, a portion
                                       of its net investment income but continue to
                                       maintain its status as a regulated investment
                                       company for Federal income tax purposes. Such
                                       retained income may constitute a portion of
                                       the liquidating distribution returned to
                                       investors on or about December 31, 2018.

                                       If the Trust realizes a capital gain or other
                                       taxable income, it will be required to
                                       allocate such income between the common
                                       shares and the Preferred Shares in proportion
                                       to the total dividends paid to each class for
                                       the year in which the income is paid. See
                                       "Distributions" and "Preferred Shares and
                                       Leverage."

LISTING................................The common shares have been approved for listing on the New York Stock Exchange,
                                       subject to official notice of issuance, under
                                       the trading or "ticker" symbol "BPK". See
                                       "Description of Shares--Common Shares."

CUSTODIAN AND TRANSFER AGENT...........State Street Bank and Trust Company will serve as the Trust's Custodian and
                                       EquiServe Trust Company, N.A. will serve
                                       as the Trust's Transfer Agent. See
                                       "Custodian and Transfer Agent." #

MARKET PRICE OF SHARES................ Shares of closed-end management investment companies frequently trade at
                                       prices lower than their net asset value.
                                       Shares of closed-end management
                                       investment companies like the Trust that
                                       invest predominately in investment grade
                                       municipal bonds have during some periods
                                       traded at prices higher than their net
                                       asset value and during other periods
                                       traded at prices lower than their net
                                       asset value. The Trust cannot assure you
                                       that its common shares will trade at a
                                       price higher than or equal to net asset
                                       value. The Trust's net asset value will
                                       be reduced immediately following this
                                       offering by the sales load and the
                                       amount of the organization and offering
                                       expenses paid by the Trust. See "Use of
                                       Proceeds." In addition to net asset
                                       value, the market price of the Trust's
                                       common shares may be affected by such
                                       factors as dividend levels, which are in
                                       turn affected by expenses, call
                                       protection for portfolio securities,
                                       dividend stability, portfolio credit
                                       quality, liquidity and market supply and
                                       demand. See "Preferred Shares and
                                       Leverage," "Risks," "Description of
                                       Shares" and the section of the Statement
                                       of Additional Information with the
                                       heading "Repurchase of Common Shares."
                                       The common shares are designed primarily
                                       for long-term investors and you should
                                       not purchase common shares of the Trust
                                       if you intend to sell them shortly after
                                       purchase.

SPECIAL RISK CONSIDERATIONS............NO OPERATING HISTORY. The Trust is a
                                       newly organized closed-end management
                                       investment company with no operating
                                       history.

                                       MARKET DISCOUNT RISK. Shares of
                                       closed-end management investment
                                       companies frequently trade at a discount from their net asset value.

                                       INTEREST RATE RISK. Generally, when
                                       market interest rates fall, bond prices
                                       rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Trust will initially invest primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates in its earlier years than if the Trust invested primarily in shorter-term bonds. The
                                       Trust's use of leverage, as described
                                       below, will tend to increase common
                                       share interest rate risk.

                                       CREDIT RISK. Credit risk is the risk
                                       that one or more municipal bonds in the
                                       Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. Under normal market conditions, the Trust will invest at least 80% of its total assets in municipal bonds rated Baa/BBB or higher. The Trust may invest up to 20% (measured at the time of investment) of its total assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade bonds are more sensitive to
                                        negative developments, such as a decline in the
                                        issuer's revenues or a general economic downturn,
                                        than are the prices of higher grade securities.
                                        Municipal bonds of below investment grade quality
                                        are predominantly speculative with respect to the
                                        issuer's capacity to pay interest and repay
                                        principal when due and therefore involve a greater
                                        risk of default.

                                        ECONOMIC SECTOR RISK. The Trust may invest 25% or
                                        more of its total assets in municipal obligations
                                        of issuers in the same economic sector, such as
                                        hospitals or life care facilities and
                                        transportation related issuers. This may make the
                                        Trust more susceptible to adverse economic,
                                        political or regulatory occurrences affecting a
                                        particular economic sector.

                                        LEVERAGE RISK. The use of leverage through the
                                        issuance of Preferred Shares creates an
                                        opportunity for increased common share net
                                        investment income dividends, but also creates
                                        risks for the holders of common shares. The
                                        Trust's leveraging strategy may not be successful.
                                        We anticipate that the Preferred Shares will pay
                                        adjustable rate dividends based on shorter-term
                                        interest rates that would be periodically reset.
                                        The Trust intends to invest the proceeds of the
                                        Preferred Shares offering in long-term, typically
                                        fixed rate, municipal bonds. So long as the
                                        Trust's municipal bond portfolio provides a higher
                                        rate of return, net of Trust expenses, than the
                                        Preferred Share dividend rate, as reset
                                        periodically, the leverage may cause the holders
                                        of common shares to receive a higher current rate
                                        of return than if the Trust were not leveraged.
                                        If, however, long- and/or short-term rates rise,
                                        the Preferred Share dividend rate could exceed the
                                        rate of return on long-term bonds held by the
                                        Trust that were acquired during periods of
                                        generally lower interest rates, reducing return to
                                        the holders of common shares. Leverage creates two
                                        major types of risks for the holders of common
                                        shares:

                                        o    the likelihood of greater volatility of net
                                             asset value and market price of the common
                                             shares because changes in the value of the
                                             Trust's bond portfolio, including bonds
                                             bought with the proceeds of the Preferred
                                             Shares offering, are borne entirely by the
                                             holders of common shares; and

                                        o    the possibility either that common share net
                                             investment income will fall if the Preferred
                                             Share dividend rate rises or that common
                                             share net investment income will fluctuate
                                             because the Preferred Share dividend rate
                                             varies.

                                        MUNICIPAL BOND MARKET RISK. The amount of public
                                        information available about the municipal bonds in
                                        the Trust's portfolio is generally less than that
                                        for corporate equities or bonds and the investment
                                        performance of the Trust may therefore be more
                                        dependent on the analytical abilities of BlackRock
                                        than would be a stock fund or taxable bond fund.
                                        The secondary market for municipal bonds,
                                        particularly the below investment grade bonds in

                                        which the Trust may invest, also tends to be less
                                        well-developed or liquid than many other
                                        securities markets, which may adversely affect the
                                        Trust's ability to sell its bonds at attractive
                                        prices.

                                        The ability of municipal issuers to make timely
                                        payments of interest and principal may be
                                        diminished in general economic downturns and as
                                        governmental cost burdens are reallocated among
                                        Federal, state and local governments. In addition,
                                        laws enacted in the future by Congress or state
                                        legislatures or referenda could extend the time
                                        for payment of principal and/or interest, or
                                        impose other constraints on enforcement of such
                                        obligations, or on the ability of municipalities
                                        to levy taxes. Issuers of municipal bonds might
                                        seek protection under the bankruptcy laws. In the
                                        event of bankruptcy of such an issuer, the Trust
                                        could experience delays in collecting principal
                                        and interest and the Trust may not, in all
                                        circumstances, be able to collect all principal
                                        and interest to which it is entitled. To enforce
                                        its rights in the event of a default in the
                                        payment of interest or repayment of principal, or
                                        both, the Trust may take possession of and manage
                                        the assets securing the issuer's obligations on
                                        such securities, which may increase the Trust's
                                        operating expenses. Any income derived from the
                                        Trust's ownership or operation of such assets may
                                        not be tax-exempt.

                                        HIGH YIELD RISK. The Trust may invest a portion of
                                        its assets in high-risk, high yield securities of
                                        lower grade quality, which are commonly referred
                                        to as "junk bonds." Investments in lower grade
                                        securities will expose the Trust to greater risks
                                        than if the Trust owned only higher grade
                                        securities.

                                        RECENT DEVELOPMENTS. As a result of the terrorist
                                        attacks on the World Trade Center and the Pentagon
                                        on September 11, 2001, some of the U.S. securities
                                        markets were closed for a four-day period. These
                                        terrorist attacks and related events have led to
                                        increased short-term market volatility and may
                                        have long-term effects on U.S. and world economies
                                        and markets. A similar disruption of the financial
                                        markets could impact interest rates, auctions,
                                        secondary trading, ratings, credit risk, inflation
                                        and other factors relating to the securities.

                                        ANTI-TAKEOVER PROVISIONS. The Trust's Agreement
                                        and Declaration of Trust, as amended and restated,
                                        includes provisions that could limit the ability
                                        of other entities or persons to acquire control of
                                        the Trust or convert the Trust to open-end status.
                                        These provisions could deprive the holders of
                                        common shares of opportunities to sell their
                                        common shares at a premium over the then current
                                        market price of the common shares or at net asset
                                        value.


                            SUMMARY OF TRUST EXPENSES

     The following table shows Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price).....   4.50%
Dividend Reinvestment Plan Fees ...............................   None*


                                            PERCENTAGE OF NET
                                           ASSETS ATTRIBUTABLE
                                           TO COMMON SHARES**
                                           -------------------
ANNUAL EXPENSES
Management Fees ..........................        0.65%
Other Expenses ...........................        0.33%
                                                  ----
Total Net Annual Expenses ................        0.98%
                                                  ====

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* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

** Stated as a percentage of the Trust's total Managed Assets assuming the issuance of Preferred Shares in an amount equal to 38% of the Trust's total net assets (after their issuance), the Trust's expenses would be estimated as set out in the table below. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability.

                                                      PERCENTAGE OF TOTAL
                                                        MANAGED ASSETS
                                                       ----------------
ANNUAL EXPENSES
Management Fees ..........................................    0.40%
Other Expenses ...........................................    0.20%
                                                              ----
Total Net Annual Expenses ................................    0.60%
                                                              ====

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 14,700,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust."

     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 0.98% of net assets attributable to common shares in years 1-10 and (2) a 5% annual return:(1)



                                            1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                            ------     -------     -------     -------
Total Expenses Incurred ...................  $ 55        $75         $97        $160

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(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE TRUST

     The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on September 7, 2001, pursuant to an Agreement and Declaration of Trust, as later amended and restated, governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust will distribute substantially all of its net assets on or about December 31, 2018, when the Trust is expected to terminate. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

                                 USE OF PROCEEDS

     The net proceeds of the offering of common shares will be approximately $210,136,500 ($241,656,975 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in municipal bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.


                             THE TRUST'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to return $15 per common share to holders of common shares on or about December 31, 2018. No assurance can be given that the Trust will achieve its investment objectives.

     The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. Under normal market conditions, the Trust expects to be fully invested (at least 95% of its net assets) in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issues of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. The Trust may also invest in securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Shares" and "--Initial Portfolio Composition."

     The Trust seeks to return $15 per common share to holders of common shares on or about December 31, 2018 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for Federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust's ability to return to investors $15 per common share outstanding upon the Trust's termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $15 for each common share outstanding at the end of the Trust's term. In addition, the leverage caused by the Trust's issuance of Preferred Shares may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, BlackRock believes that it will be able to manage the Trust's assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither BlackRock nor the Trust can guarantee these results, their achievement should enable the Trust, on or about December 31, 2018, to have available for distribution to holders of its common shares $15 for each common share then outstanding.

     The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

     The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

     During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends may be subject to regular Federal income tax.

     The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.


MUNICIPAL BONDS

     Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

     The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

     The Trust will actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average maturity of approximately 17 years, but the initial weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten as the remaining term of the Trust shortens.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid securities having a market value at all times, at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

     The Trust may invest up to 10% of its total assets in securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end management investment companies as investments in municipal bonds.

TAX-EXEMPT PREFERRED SHARES

     The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end management investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

HIGH YIELD SECURITIES

     The Trust may invest up to 20% of its total assets in securities rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds."Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

INITIAL PORTFOLIO COMPOSITION

     If current market conditions persist, the Trust expects that approximately 90% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 30% in Aaa/AAA; 40% in A; and 20% in Baa/BBB). BlackRock generally expects to select obligations that may not be redeemed at the option of the issuer for approximately ten years from the date of purchase by the Trust. See "--Investment Objectives and Policies."


                          PREFERRED SHARES AND LEVERAGE

     Approximately one to three months after the completion of the offering of the common shares, subject to market conditions, the Trust intends to offer Preferred Shares representing approximately 38% of the Trust's total net assets immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares will be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of the Preferred Shares offering in long-term municipal bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of income than if the Trust were not leveraged.

     Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total assets, including the gross proceeds from the issuance of Preferred Shares.

     For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust will likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares will be reduced.

     Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

     The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

     The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

     Provided that the Preferred Shares will represent approximately 38% of the Trust's total net assets and pay dividends at an annual average rate of 2.70%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.03% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares representing 38% of the Trust's total net assets, a 4.70% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected annual Preferred Share dividend rate of 2.70%.



Assumed Portfolio Total Return (Net of Expenses).....       (10)%     (5)%      0 %      5%      10%
Common Share Total Return ...........................    (17.78)%  (9.72)%  (1.65)%   6.41%   14.47%


     Common share total return is composed of two elements--the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

     Unless and until Preferred Shares are issued, the common shares will not be leveraged and this section will not apply.

                                      RISKS

     The net asset value of the common shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in common shares will be subject to market discount risk, inflation risk and municipal bond market risk, each of which is more fully described below.

     NEWLY ORGANIZED. The Trust is a newly organized, diversified, closed-end management investment company and has no operating history.

     MARKET DISCOUNT RISK. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

     INTEREST RATE RISK. Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will initially invest primarily in long-term bonds, the net asset value and market price per share of the common shares in the Trust's earlier years will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

     CREDIT RISK. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

     MUNICIPAL BOND MARKET RISK. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

     REINVESTMENT RISK. Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns. The Trust's income and distributions may decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shortens.

     LEVERAGE RISK. Leverage risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. There is no assurance that the Trust's leveraging strategy will be successful. Once the Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

     Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

     While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to the holders of common shares.

     ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Trust may invest 25% or more of its total assets in municipal obligations of issuers in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares.

     HIGH YIELD RISK. Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

     RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.


                           HOW THE TRUST MANAGES RISK

INVESTMENT LIMITATIONS

     The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of total Trust assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments. In addition, with respect to 75% of its total assets, the Trust may not invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

     The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objectives. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

QUALITY INVESTMENTS

     The Trust will invest at least 80% of its total assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.


LIMITED ISSUANCE OF PREFERRED SHARES

     Under the Investment Company Act, the Trust could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Trust. If the total liquidation value of the Preferred Shares were ever more than one-half of the value of the Trust's total net assets, the Trust would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Trust's assets, were reduced. Approximately one to three months after the completion of the offering of the common shares, the Trust intends to issue Preferred Shares representing about 38% of the Trust's total net assets immediately after the time of issuance of the Preferred Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Trust's portfolio and will subject common shareholders to less income and net asset value volatility than if the Trust were more leveraged. The Trust intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares below one-half of the value of the Trust's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

     The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rates or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

     Currently, the Trust may not invest in inverse floating securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Trust that may be changed by vote of the Trust's board of trustees.

HEDGING STRATEGIES

     The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments. Successful implementation of most hedging strategies would generate taxable income and the Trust has no present intention to use these strategies.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR AND SUB-ADVISOR

     BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management, Inc. acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. BlackRock has 18 leveraged municipal closed-end funds and six open-end municipal funds under management and approximately $17.6 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     BlackRock Advisors, Inc. manages or managed fourteen other "term trusts." To date, four of these term trusts have reached their respective termination dates and have met their investment objective of returning the initial offering price per share as of their respective termination date. Past performance is no guarantee of future performance.

     INVESTMENT PHILOSOPHY. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

     BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

     BLACKROCK'S MUNICIPAL BOND TEAM. BlackRock uses a team approach to managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

     BlackRock's municipal bond team includes five portfolio managers with an average experience of 14 years and five credit research analysts with an average experience of 11 years. Kevin M. Klingert, a managing director, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. Mr. Klingert has over 17 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes Craig Kasap, James McGinley, F. Howard Downs and Anthony Pino. Mr. Kasap, CFA, has been a portfolio manager at BlackRock for over four years and is a member of BlackRock's Investment Strategy Group. Prior to joining BlackRock in 1997, Mr. Kasap spent the previous three years as a municipal bond trader with Keystone Investments Inc. in Boston where he was involved in formulating the firm's municipal bond investment strategies. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Anthony Pino has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, he was a Brokerage Coordinator at CPI Capital. From 1996 to 1999, Mr. Pino was an Assistant Vice President and trader in the Municipal Strategy Group at Prudential Securities Incorporated.

     BlackRock's municipal bond portfolio managers are responsible for over 70 municipal bond portfolios, valued at approximately $13 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition BlackRock manages 14 municipal liquidity accounts valued at approximately $4.6 billion. Currently, the team manages 18 closed-end municipal funds with approximately $4.6 billion in managed assets as of September 30, 2001. Of the $4.6 billion in closed-end municipal funds, six of these funds are municipal term trusts valued at $2.8 billion and twelve are perpetual trusts valued at $1.8 billion.

     BLACKROCK'S INVESTMENT PROCESS. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

     BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

     In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

     BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of the $13 billion in municipal bonds managed by BlackRock.

     Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

     Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the DISCLOSURE HANDBOOK FOR MUNICIPAL SECURITIES--1992 UPDATE, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited THE HANDBOOK OF MUNICIPAL BONDS published in the fall of 1994. Dr. Heide was selected by the BOND BUYER as a first team All-American Municipal Analyst in 1990.

     BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.


INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.40% of the average weekly value of the Trust's Managed Assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

     In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


                                 NET ASSET VALUE

     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Friday of each week and on the last business day of each month. In the event that any Friday is not a business day or it is not practicable to calculate the Trust's net asset value on any business day for which a calculation is required, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

     The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A substantial portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                  DISTRIBUTIONS

     The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. For Federal income tax purposes, the Trust will be required to distribute substantially all of its net investment income for each tax year. The Trust expects that all or a portion of net capital gain, if any, will be distributed at least annually. Because the Trust must bear certain expenses incurred in connection with the offering of the Trust's shares, net asset value will be less than $15 per share immediately after the offering. The Trust will attempt to retain over time sufficient net investment income to cause the Trust's net asset value on or about December 31, 2018 to be $15 per share. Net asset value will fluctuate over time, but if the Trust does not incur any capital losses that are not offset, for Federal income tax purposes, by capital gains, BlackRock anticipates that through the retention of net investment income, the Trust's net asset value will be at least $15 per share on or about December 31, 2018. See "Investment Objectives and Policies."

     Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio, the amount of leverage utilized by the Trust and the Trust's use of hedging. The Trust's income and distributions are expected to decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shortens. The Trust expects that a final liquidating distribution will be made to shareholders on or before the termination of the Trust.


                           DIVIDEND REINVESTMENT PLAN

     Unless you elect to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If you elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other capital gain distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder to be in its name and held for the account of beneficial owners who participate in the Plan.

     Each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters."

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.


                              DESCRIPTION OF SHARES

COMMON SHARES

     The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of September 7, 2001, as later amended and restated. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Trust has no present intention of offering any additional shares other than the Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

     The Trust's common shares have been approved on the New York Stock Exchange, subject to official notice of issuance, under the symbol "BPK".

     The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end management investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end management investment companies like the Trust that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."


PREFERRED SHARES

     The Agreement and Declaration of Trust, as amended and restated, provides that the Trust's board of trustees may authorize and issue Preferred Shares, with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Trust's board of trustees has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Trust's total net assets immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of common shares, subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the holders of common shares described in this prospectus. The Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total net assets. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, as amended and restated, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

     VOTING RIGHTS. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and
(2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE TRUST. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

     The discussion above describes the present intention of the board of trustees with respect to an offering of Preferred Shares. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust, as amended and restated. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

o the issuance of any securities of the Trust to any Principal Shareholder for cash;

o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Trust to an open-end management investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end management investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end management investment company would require the redemption of all outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end management investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

     To liquidate the Trust prior to December 31, 2018, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, as amended and restated, on file with the Securities and Exchange Commission for the full text of these provisions.


                           CLOSED-END TRUST STRUCTURE

     The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


                              REPURCHASE OF SHARES

     Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

     The Trust primarily invests in municipal bonds the income of which is otherwise exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular Federal income tax. A portion of these dividends, however, may be subject to the Federal alternative minimum tax.

     Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Due to the expected income of the Trust, dividends will generally not qualify for the dividends received deduction generally available to corporate shareholders.

     Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gains dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     In order to avoid corporate taxation of its taxable income and to be permitted to pay tax-exempt dividends, the Trust must meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary dividend income to the extent of the Trust's earnings and profits.

     The Trust may be required to withhold on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.

     If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

State and Local Tax Matters

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Trust will report annually to its shareholders the percentage of interest income earned by the Trust during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Trust are advised to consult with their own tax advisors about state and local tax matters.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                  UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated October 25, 2001, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter the number of common shares set forth opposite the name of such underwriter.



                                                                                                NUMBER OF
                     UNDERWRITER                                                              COMMON SHARES
                  ---------------------                                                ---------------------------
     Merrill Lynch, Pierce, Fenner & Smith
               Incorporated                                                                      1,112,730
     Salomon Smith Barney Inc.                                                                   1,112,727
     A.G. Edwards & Sons, Inc.                                                                   1,112,727
     Prudential Securities Incorporated                                                          1,112,727
     Gruntal & Co., L.L.C.                                                                       1,112,727
     J.J.B. Hilliard, W.L. Lyons, Inc.                                                           1,112,727
     Legg Mason Wood Walker, Incorporated                                                        1,112,727
     Quick & Reilly, Inc.                                                                        1,112,727
     Raymond James & Associates, Inc.                                                            1,112,727
     Tucker Anthony Incorporated                                                                 1,112,727
     Wells Fargo Van Kasper LLC                                                                  1,112,727
     Bear, Stearns & Co. Inc.                                                                      120,000
     CIBC World Markets Corp.                                                                      120,000
     Dain Rauscher Incorporated                                                                    120,000
     Deutsche Banc Alex. Brown Inc.                                                                120,000
     First Union Securities, Inc.                                                                  120,000
     U.S. Bancorp Piper Jaffray Inc.                                                               120,000
     UBS Securities LLC                                                                            120,000
     Advest, Inc.                                                                                   60,000
     BB&T Capital Markets, A division of Scott &
               Stringfellow, Inc.                                                                   60,000
     Robert W. Baird & Co. Incorporated                                                             60,000
     William Blair & Company, L.L.C.                                                                60,000
     Crowell, Weedon & Co.                                                                          60,000
     D. A. Davidson & Co.                                                                           60,000
     Fahnestock & Co. Inc.                                                                          60,000
     Ferris, Baker Watts, Incorporated                                                              60,000
     Fifth Third Securities, Inc.                                                                   60,000
     H&R Block Financial Advisors, Inc.                                                             60,000
     Janney Montgomery Scott LLC                                                                    60,000
     Ladenburg Thalmann & Co. Inc.                                                                  60,000
     McDonald Investments Inc.                                                                      60,000
     Morgan Keegan & Company, Inc.                                                                  60,000
     Parker/Hunter Incorporated                                                                     60,000
     Charles Schwab & Co., Inc.                                                                     60,000
     Stephens Inc.                                                                                  60,000
     Stifel, Nicolaus & Company, Incorporated                                                       60,000
     TD Waterhouse Investor Services, Inc.                                                          60,000
     C.E. Unterberg, Towbin                                                                         60,000
     Wedbush Morgan Securities                                                                      60,000
     Anderson & Strudwick, Incorporated                                                             30,000
     City Securities Corporation                                                                    30,000
     Coburn & Meredith, Inc.                                                                        30,000
     Howe Barnes Investments, Inc.                                                                  30,000

                                                                                                NUMBER OF
                       UNDERWRITER                                                            COMMON SHARES
                  ---------------------                                                ---------------------------
     Kirkpatrick, Pettis, Smith, Polian Inc.                                                        30,000
     Lasalle Street Securities                                                                      30,000
     Mesirow Financial, Inc.                                                                        30,000
     David A. Noyes & Company                                                                       30,000
     Ryan, Beck & Co.                                                                               30,000
     SWS Securities, Inc.                                                                           30,000
     Sterne, Agee & Leach, Inc.                                                                     30,000
     H. C. Wainwright & Co., Inc.                                                                   30,000
                                                                                        --------------------
                  Total                                                                         14,700,000
                                                                                        ====================

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Trust will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before expenses to the Trust. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.



                                                         PER SHARE   WITHOUT OPTION    WITH OPTION
                                                         ---------   -------------     -----------
Public offering price .............................        $15.00      $220,500,000   $253,575,000
Sales load ........................................          $.67        $9,922,500    $11,410,875
Proceeds, before expenses, to the Trust............        $14.32      $210,577,500   $242,164,125


     The expenses of the offering are estimated at $949,554 and are payable by the Trust. The Trust has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. BlackRock Advisors has agreed to pay organizational expenses and offering costs of the Trust (other than sales load) that exceed $.03 per share.

    The Trust has granted the underwriters an option to purchase up to 2,205,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

    Until the distribution of the common shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

    Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our common shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement.

    The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

                          CUSTODIAN AND TRANSFER AGENT

     The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by Clifford Chance Rogers & Wells LLP, New York, New York. Clifford Chance Rogers & Wells LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION
                                                                      PAGE
                                                                      ----
Use of Proceeds ...................................................   B-2
Investment Objectives and Policies ................................   B-2
Investment Policies and Techniques ................................   B-4
Other Investment Policies and Techniques ..........................   B-11
Management of the Trust ...........................................   B-14
Portfolio Transactions and Brokerage ..............................   B-20
Description of Shares .............................................   B-21
Repurchase of Common Shares .......................................   B-21
Tax Matters .......................................................   B-23
Performance Related and Comparative Information ...................   B-26
Experts ...........................................................   B-26
Additional Information ............................................   B-27
Financial Statements ..............................................   F-1
Independent Auditors' Report ......................................   F-3
APPENDIX A Ratings of Investments .................................   A-1
APPENDIX B Taxable Equivalent Yield Table .........................   B-1
APPENDIX C General Characteristics and Risks of Hedging Strategies    C-1

                                14,700,000 SHARES

                                    BLACKROCK
                            MUNICIPAL 2018 TERM TRUST

                      COMMON SHARES OF BENEFICIAL INTEREST


                                   ----------
                                   PROSPECTUS
                                   ----------

                               MERRILL LYNCH & CO.

                              SALOMON SMITH BARNEY

                            A.G. EDWARDS & SONS, INC.

                              PRUDENTIAL SECURITIES

                              GRUNTAL & CO., L.L.C.

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                                  A PNC COMPANY

                             LEGG MASON WOOD WALKER,
                                  INCORPORATED

                              QUICK & REILLY, INC.

                                  RAYMOND JAMES

                              TUCKER ANTHONY SUTRO
                              CAPITAL MARKETS

                           WELLS FARGO VAN KASPER, LLC
                                OCTOBER 25, 2001

                       BLACKROCK MUNICIPAL 2018 TERM TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

     BlackRock Municipal 2018 Term Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated October 25, 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                                TABLE OF CONTENTS
                                                                      PAGE
                                                                      ----
Use of Proceeds ...................................................   B-2
Investment Objectives and Policies ................................   B-2
Investment Policies and Techniques ................................   B-4
Other Investment Policies and Techniques ..........................   B-11
Management of the Trust ...........................................   B-14
Portfolio Transactions and Brokerage ..............................   B-20
Description of Shares .............................................   B-21
Repurchase of Common Shares .......................................   B-21
Tax Matters .......................................................   B-23
Performance Related and Comparative Information ...................   B-26
Experts ...........................................................   B-26
Additional Information ............................................   B-27
Financial Statements ..............................................   F-1
Independent Auditors' Report ......................................   F-3
APPENDIX A Ratings of Investments .................................   A-1
APPENDIX B Taxable Equivalent Yield Table .........................   B-1
APPENDIX C General Characteristics and Risks of Hedging Strategies    C-1


       This Statement of Additional Information is dated October 25, 2001.

                                 USE OF PROCEEDS

     Pending investment in municipal bonds that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax, and securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the net investment income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


INVESTMENT RESTRICTIONS

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

         (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of nongovernmental issuers;

         (2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

         (3) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

         (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

         (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

         (6) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

         (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

     For the purpose of applying the limitation set forth in subparagraph (2) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

         (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

         (2) purchase securities of open-end or closed-end management investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

     (3) purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objectives. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

PORTFOLIO INVESTMENTS

     The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax.

     Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while issuers of municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Trust will actively manage the maturity of its bonds and will initially invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of approximately 17 years, but the average weighted maturity shortens as the Trust approaches maturity. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.


SHORT-TERM TAXABLE FIXED-INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

     Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

     The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

     INTEREST RATE TRANSACTIONS. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

     MUNICIPAL MARKET DATA RATE LOCKS. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Appendix C contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."


SHORT SALES

     The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.


WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Trust may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.


BORROWING

     Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.


REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.


REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares, if any. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


ZERO COUPON BONDS

     The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


LENDING OF SECURITIES

     The Trust may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


HIGH YIELD SECURITIES

     The Trust may invest up to 20% of its assets in securities rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

     The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

RESIDUAL INTEREST MUNICIPAL BONDS

     The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.


                             MANAGEMENT OF THE TRUST


INVESTMENT MANAGEMENT AGREEMENT

     Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     The investment management agreement was approved by the Trust's board of trustees at an in person meeting of the board of trustees held on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.40% of the average weekly value of the Trust's Managed Assets.

     The investment management agreement was approved by the sole common shareholder of the Trust as of October 19, 2001. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the

Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


SUB-INVESTMENT ADVISORY AGREEMENT

     BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to October 31, 2002, 38% of the monthly management fees received by BlackRock Advisors, (ii) from November 1, 2002 to October 31, 2003, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after October 31, 2003, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

     The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

     The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting of the board of trustees held on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October 19, 2001. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company
Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by any party to the others. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


TRUSTEES AND OFFICERS

     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees, which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment

Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act)(the "Independent Trustees") are not denoted with an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds for which BlackRock Advisors acts as investment advisor.



                                              PRINCIPAL OCCUPATION DURING THE
NAME AND ADDRESS                    TITLE     PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------                    -----     --------------------------------------
Andrew F. Brimmer                   Trustee   President of Brimmer & Company, Inc., a Washington, D.C.- based economic and
4400 MacArthur Blvd., N.W.                    financial consulting firm. Director of CarrAmerica Realty Corporation and
Suite 302                                     Borg-Warner Automotive. Formerly member of the Board of Governors of the Federal
Washington, DC 20007                          Reserve System. Formerly Director of AirBorne Express, BankAmerica Corporation
Age: 74                                       (Bank of America), Bell South Corporation, College Retirement Equities Fund
                                              (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life
                                              Insurance Company, E.I. Dupont de Nemours & Company, Equitable Life Assurance
                                              Society of the United States, Gannett Company, Mercedes-Benz of North America,
                                              MNC Financial Corporation (American Security Bank), NMC Capital Management,
                                              Navistar International Corporation, PHH Corp. and UAL Corporation (United
                                              Airlines).


Richard E. Cavanagh                 Trustee   President and Chief Executive Officer of The Conference Board, Inc., a leading
845 Third Avenue                              global business membership organization, from 1995-present. Former Executive
New York, NY 10022                            Dean of the John F. Kennedy School of Government at Harvard University from
Age: 54                                       1988-1995. Acting Director, Harvard Center for Business and Government
                                              (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc.
                                              (1980-1988). Former Executive Director of Federal Cash Management, White House
                                              Office of Management and Budget (1977-1979). Co-author, The Winning Performance
                                              (best selling management book published in 13 national editions). Trustee
                                              Emeritus, Wesleyan University. Trustee, Drucker Foundation, Airplanes Group,
                                              Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director,
                                              Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of
                                              America.


Kent Dixon                          Trustee   Consultant/Investor. Former President and Chief Executive Officer of Empire
430 Sandy Hook Road                           Federal Savings Bank of America and Banc PLUS Savings Association, former
St. Petersburg, FL 33706                      Chairman of the Board, President and Chief Executive Officer of Northeast
Age: 63                                       Savings. Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).



                                               PRINCIPAL OCCUPATION DURING THE
NAME AND ADDRESS                    TITLE      PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------                    -----      --------------------------------------
Frank J. Fabozzi                  Trustee     Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor
858 Tower View Circle                         of Finance at the School of Management at Yale University. Director, Guardian
New Hope, PA 18938                            Mutual Funds Group. Author and editor of several books on fixed income portfolio
Age: 52                                       management. Visiting Professor of Finance and Accounting at the Sloan School of
                                              Management, Massachusetts Institute of Technology from 1986 to August 1992.

Laurence D. Fink*                 Trustee     Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its
Age: 48                                       formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988.
                                              Chairman of the Management Committee of BlackRock, Inc. Formerly, Managing
                                              Director of the First Boston Corporation, Member of its Management Committee,
                                              Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real
                                              Estate Products Group. Currently, Chairman of the Board of each of the closed-end Trusts in which BlackRock Advisors, Inc. acts as investment advisor,
                                              President, Treasurer and a Trustee of the BlackRock Funds, Chairman of the Board
                                              and Director of Anthracite Capital, Inc., a Director of BlackRock's offshore funds and alternative products and Chairman of the Board of Nomura BlackRock
                                              Asset Management Co., Ltd. Currently, Vice Chairman of the Board of Trustees of
                                              Mount Sinai-New York University Medical Center and Health System and a Member of
                                              the Board of Phoenix House.

James Clayburn LaForce, Jr.       Trustee     Dean Emeritus of The John E. Anderson Graduate School of Management, University
P.O. Box 1595                                 of California since July 1, 1993. Director, Jacobs Engineering Group, Inc.,
Pauma Valley, CA 92061                        Payden & Rygel Investment Trust, Provident Investment Counsel Funds, Timken
Age: 72                                       Company, Motor Cargo Industries and Trust for Investment Managers. Acting Dean
                                              of The School of Business, Hong Kong University of Science and Technology
                                              1990-1993. From 1978 to September 1993, Dean of The John E. Anderson Graduate
                                              School of Management, University of California.

Walter F. Mondale                 Trustee     Partner, Dorsey & Whitney, a law firm (December 1996-present, September
220 South Sixth Street                        1987-August 1993). Formerly, U.S. Ambassador to Japan (1993-1996). Formerly Vice
Minneapolis, MN 55402                         President of the United States, U.S. Senator and Attorney General of the State
Age: 73                                       of Minnesota. 1984 Democratic Nominee for President of the United States.
                                              Director, Northwest Airlines Corporation, NWA Inc., Northwest Airlines, Inc. and
                                              UnitedHealth Group Corporation.


                                               PRINCIPAL OCCUPATION DURING THE
NAME AND ADDRESS                    TITLE      PAST FIVE YEARS AND OTHER AFFILIATIONS
-------------                       ----       ---------------------------
Ralph L. Schlosstein*             Trustee and  Director since 1999 and President of BlackRock, Inc. since its
Age: 50                           President    formation in 1998 and of BlackRock, Inc.'s predecessor entities since
                                               1988. Member of the Management Committee and Investment Strategy Group of
                                               BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, President of each of the closed-end Trusts in which BlackRock Advisors, Inc. acts as investment advisor and a Director and Officer of BlackRock's alternative products.
                                               Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy
                                               School of Government at Harvard University, the Financial Institutions Center
                                               Board of the Wharton School of the University of Pennsylvania, and a Trustee of
                                               New Visions for Public Education in New York City. Formerly, a Director of Pulte
                                               Corporation and a Member of Fannie Mae's Advisory Council.


Anne F. Ackerley                  Secretary    Managing Director of BlackRock, Inc. since 2000. Formerly First Vice President
Age: 39                                        and Chief Operating Officer, Mergers and Acquisitions Group at Merrill Lynch &
                                               Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public
                                               Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President,
                                               Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.

Henry Gabbay                      Treasurer    Managing Director of BlackRock, Inc. and its predecessor
Age: 53                                        entities.

Robert S. Kapito                  Vice         Vice Chairman of BlackRock, Inc. and its predecessor entities.
Age: 44                           President

Kevin Klingert                    Vice         Managing Director of BlackRock, Inc. and its predecessor
Age 38                            President    entities.

James Kong                        Assistant    Managing Director of BlackRock, Inc. and its predecessor
Age: 38                           Treasurer    entities.

Richard Shea, Esq.                Vice         Managing Director of BlackRock, Inc. since 2000; Chief
Age: 41                           President/   Operating Officer and Chief Financial Officer of Anthracite
                                  Tax          Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.


     Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.

     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.

                                                        TOTAL COMPENSATION FROM
                                           ESTIMATED       THE TRUST AND FUND
                                         COMPENSATION        COMPLEX PAID TO
        NAME OF BOARD MEMBER              FROM TRUST         BOARD MEMBER(1)
        ---------------------            ------------    ----------------------
Andrew F. Brimmer ..........             $6,000(2)(3)   $160,000(4)
Richard E. Cavanagh ........             $6,000(2)      $160,000(4)
Kent Dixon .................             $6,000         $160,000
Frank J. Fabozzi ...........             $6,000         $160,000
James Clayburn La Force, Jr              $6,000(2)      $160,000(4)
Walter F. Mondale ..........             $6,000(2)      $160,000(4)

------------
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). Two of these funds, BlackRock Target Term Trust and the BlackRock 2001 Term Trust, were terminated on December 29, 2000 and June 30, 2001, respectively. On July 31, 2001, five additional closed-end funds advised by the Advisor were added to the Fund Complex.

(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, La Force and Mondale will defer $1,500, $1,500, $3,750 and $1,500, respectively, pursuant to the Fund Complex's deferred compensation plan.

(3) At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Andrew F. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.

(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

     Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.


CODES OF ETHICS

     The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.


INVESTMENT ADVISOR AND SUB-ADVISOR

     BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $205 billion of fixed income and liquidity assets under management. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to PENSIONS & INVESTMENTS, May 14, 2001.

     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. BlackRock has 18 leveraged municipal closed-end funds under management and approximately $17.6 billion in municipal assets firm-wide. As of September 30, 2001, BlackRock managed over $6.7 billion in closed-end products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed four consecutive term trusts to returning principal on maturity.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

     The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                              DESCRIPTION OF SHARES

COMMON SHARES

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


PREFERRED SHARES

     Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust, as amended and restated) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated in the prospectus.

     If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust, as amended and restated. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

OTHER SHARES

     The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust, as amended and restated) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                           REPURCHASE OF COMMON SHARES

     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end management investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end management investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end management investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end management investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                   TAX MATTERS


     The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Trust intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Trust will not be subject to Federal income tax on its income that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Trust that do not constitute capital gain dividends or exempt-interest dividends (as defined below) will be taxable as ordinary income to the extent of the current or accumulated earnings and profits of the Trust and any excess over such earnings and profits will be treated first as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares and then as gain from the sale of his or her shares, as discussed below.

     If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

     Although there is a dividend reinvestment plan available, the tax status of your dividend is not affected by whether you reinvest your dividends or receive them in cash. In addition, although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

     The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Generally, exempt-interest dividends paid to holders of common shares retain their tax-exempt character and are not includable in the holder's gross income for Federal income tax purposes. However, exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax and, as noted below, may generate a tax preference for alternative minimum tax purposes. In addition, the Trust may distribute "capital gains dividends" as defined in the Code. The Trust will not be taxed on such distributed gains and the shareholder will be taxed on the distribution at long term capital gains rates regardless of the shareholder's holding period.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

     The redemption, sale or exchange of common shares generally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 39.1%.*

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less (i)will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, (ii) such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or credited as undistributed capital gain) with respect to such common shares.

     If you borrow money to invest in common shares of the Trust, you may not be able to deduct the interest with respect to that loan. Moreover, Trust shares may be treated as being financed by a loan even if the loan cannot be traced directly to the investment in such shares.

     In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

     The Trust is required to withhold on certain dividends and other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld maybe credited against the shareholder's Federal income tax liability.


----------

* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rate applicable to ordinary income over a six year phase-in period. Beginning in taxable year 2006, ordinary income will be subject to a 35% maximum rate.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal taxation of the Trust and the income tax consequences to its holders of common shares.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


Municipal Markets

     o The average yield of the Lipper "General Municipal Debt Funds" category (open-end) was 4.37% as of August 31, 2001.

     o The approximate yield of an A rated 17 year municipal GO bond was 5.30% as of September 2001.

     o Keep in mind, that on August 31, 2001, the Lehman Brothers Aggregate Bond Index, which is considered to be a common measure of the taxable bond market, yielded 5.49%.


              MUNICIPAL BONDS HAVE HAD THE BEST TAX-ADJUSTED RETURN
               WHEN COMPARED TO OTHER MAJOR FIXED-INCOME CATEGORY

                      ANNUALIZED TAX-ADJUSTED TOTAL RETURNS
                       LAST 10 YEARS ENDED AUGUST 31, 2001

                                                                   STANDDARD
                                                     RETURNS       DEVIATION
                                                     ---------    ----------
Lehman Bond Aggregate Index .....................      8.00%          3.80%
Lehman Brothers Mortgage Back ...................      7.70%          3.00%
Lehman Brothers High Yield ......................      8.50%          5.60%
Lehman Corporate Index ..........................      9.10%          6.50%
Lehman Long Term Treasury .......................      9.60%          7.80%
Lehman Municipal Bond ...........................     12.62%          6.00%

     The table above shows that over the past ten years, on a tax-adjusted basis, municipal bonds have had higher annualized returns when compared to other major fixed-income categories.

Source:Lehman Brothers/BlackRock Advisors Inc./CDAWiesenberger

     Past performance is no guarantee of future results. The taxable-equivalent return reflects an adjustment of 35% of the portion of the Lehman Brothers Municipal Index attributable to coupon payment (to adjust for an assumed tax bracket of 35%) and no adjustment to the portion of the Lehman Brothers Municipal Brothers Index attributable to principal appreciation. Standard deviation measures performance fluctuation; generally the higher the standard deviation, the greater the expected volatility of returns. Standard deviation is not a complete measure of risk and cannot predict future performance. Referenced Lehman Indices:Mortgage Backed Securities, Aggregate Bond, High Yield, Credit Bond (Corporates), Municipal Bond and Treasury Bond.

     In addition, the Trust may quote from various periodicals in its advertisements. These periodicals may include, but are not limited to, FORTUNE MAGAZINE and RISK MAGAZINE.


                                     EXPERTS

     The Statement of Net Assets of the Trust as of October 18, 2001 appearing in this Statement of Additional Information has been audited by Deloitte &Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte &Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, provides accounting and auditing services to the Trust.


                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                       BLACKROCK MUNICIPAL 2018 TERM TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 18, 2001
ASSETS:
Cash .............................................................     $115,001
LIABILITIES:
Payable for organization costs ...................................       15,000
                                                                      ---------
Net Assets .......................................................     $100,001
                                                                      =========
NET ASSETS WERE COMPRISED OF:
Common stock at par (Note 1) .....................................           $8
Paid-in capital in excess of par .................................      114,993
                                                                      ---------
                                                                        115,001
Undistributed net investment loss ................................      (15,000)
                                                                      ---------
Net assets, October 25, 2001 .....................................     $100,001
                                                                      =========
NET ASSET VALUE PER SHARE:
Equivalent to 8,028 shares of common stock issued
and outstanding, par value $0.001, unlimited shares authorized ...       $12.46
                                                                      =========
                            STATEMENT OF OPERATIONS
              FOR THE PERIOD SEPTEMBER 7, 2001 (DATE OF INCEPTION)
                              TO OCTOBER 18, 2001

Investment Income ................................................          $--
Expenses
Organization expenses ............................................       15,000
                                                                      ---------
Net investment loss ..............................................     $(15,000)
                                                                      =========
                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE PERIOD SEPTEMBER 7, 2001 (DATE OF
                                   INCEPTION)
                              TO OCTOBER 18, 2001

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment loss ..............................................     $(15,000)
                                                                      ---------
Net decrease in net assets resulting from operations .............      (15,000)
                                                                      ---------
Capital Stock Transactions
Net proceeds from the issuance of common shares ..................      115,001
                                                                      ---------
Total increase ...................................................      100,001
                                                                      =========
NET ASSETS
Beginning of year ................................................            0
                                                                      ---------
End of year ......................................................     $100,001
                                                                      =========

                          NOTES TO FINANCIAL STATEMENTS
Note 1. Organization

The Blackrock Municipal 2018 Term Trust (the "Trust") was organized as a Delaware business trust on September 7, 2001 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).

Note 2. Agreements

The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.40% of the average weekly value of the Trust's Managed Assets.

Note 3. Organization Expenses and Offering Costs

Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $500,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.

Note 4. Cash & Cash Equivalents

The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of
BlackRock Municipal 2018 Term Trust

     We have audited the accompanying statement of assets and liabilities of BlackRock Municipal 2018 Term Trust (the "Trust") as of October 18, 2001 and the related statements of operations and changes in net assets for the period September 7, 2001 (date of inception) to October 18, 2001. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at October 18, 2001 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 19, 2001

                      [This Page Intentionally Left Blank]

                                   APPENDIX A

RATINGS OF INVESTMENTS

     STANDARD & POOR'S CORPORATION -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            2. Nature of and provisions of the obligation; and

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                         The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

               L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

               * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

     NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

               -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

               -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2                Satisfactory capacity to pay principal and interest.

     SP-3                Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
                         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS

     MIG 1/VMIG 1        This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2        This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3        This designation denotes favorable quality. All
                         security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

     MIG 4/VMIG 4        This designation denotes adequate quality. Protection
                         commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well-established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     FITCH IBCA, INC.-- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE

     AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C          HIGH DEFAULT RISK. Default is a real possibility.
                         Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, AND D      DEFAULT. The ratings of obligations in this category
                         are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D    DEFAULT. Denotes actual or imminent payment default.

     Notes:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

     `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

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                                   APPENDIX B


                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:


                          2001 FEDERAL TAXABLE VS. TAX-FREE YIELDS

     FEDERAL
       TAX              TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
        -----------------------------------------------------------------------
     BRACKET    4.00%      4.50%       4.75%       5.00%       5.50%      6.00%
 --------------
     15.0%      4.71%      5.29%       5.59%       5.88%       6.47%      7.06%
       27.5%    5.52%      6.21%       6.55%       6.90%       7.59%      8.28%
       30.5%    5.76%      6.47%       6.83%       7.19%       7.91%      8.63%
       35.5%    6.20%      6.98%       7.36%       7.75%       8.53%      9.30%
       39.1%    6.57%      7.39%       7.80%       8.21%       9.03%      9.85%


                       2002-2003 FEDERAL TAXABLE VS. TAX-FREE YIELDS

     FEDERAL
       TAX              TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
        -----------------------------------------------------------------------
     BRACKET    4.00%      4.50%       4.75%       5.00%       5.50%      6.00%
 --------------
       15.0%    4.71%      5.29%       5.59%       5.88%       6.47%      7.06%
       27.0%    5.48%      6.16%       6.51%       6.85%       7.53%      8.22%
       30.0%    5.71%      6.43%       6.79%       7.14%       7.86%      8.57%
       35.0%    6.15%      6.92%       7.31%       7.69%       8.46%      9.23%
       38.6%    6.51%      7.33%       7.74%       8.14%       8.96%      9.77%


                       2004-2005 FEDERAL TAXABLE VS. TAX-FREE YIELDS

     FEDERAL
       TAX              TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
        -----------------------------------------------------------------------
     BRACKET    4.00%      4.50%       4.75%       5.00%       5.50%      6.00%
 --------------
       15.0%    4.71%      5.29%       5.59%       5.88%       6.47%      7.06%
       26.0%    5.41%      6.08%       6.42%       6.76%       7.43%      8.11%
       29.0%    5.63%      6.34%       6.69%       7.04%       7.75%      8.45%
       34.0%    6.06%      6.82%       7.20%       7.58%       8.33%      9.09%
       37.6%    6.41%      7.21%       7.61%       8.01%       8.81%      9.62%


                    2006 FEDERAL TAXABLE VS. TAX-FREE YIELDS

     FEDERAL
       TAX           TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
        -----------------------------------------------------------------------
     BRACKET    4.00%      4.50%       4.75%       5.00%       5.50%      6.00%
 --------------
       15.0%    4.71%      5.29%       5.59%       5.88%       6.47%      7.06%
       25.0%    5.33%      6.00%       6.33%       6.67%       7.33%      8.00%
       28.0%    5.56%      6.25%       6.60%       6.94%       7.64%      8.33%
       33.0%    5.97%      6.72%       7.09%       7.46%       8.21%      8.96%
       35.0%    6.15%      6.92%       7.31%       7.69%       8.46%      9.23%

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                                   APPENDIX C


                        GENERAL CHARACTERISTICS AND RISKS
                              OF HEDGING STRATEGIES

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


FUTURES CONTRACTS AND RELATED OPTIONS

     CHARACTERISTICS. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the

CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

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